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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2004

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-A2)

                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                       333-112231             33-3416059
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                     File Number)        Identification No.)

4 World Financial Center                                        10281
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New York, New York                                            (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (212) 449-1000

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Item 8.01. OTHER EVENTS.

                  Consent of Thacher Proffitt & Wood LLP.

Item 9.01(c). FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                      ITEM 601(a) OF
                      REGULATION S-K
   EXHIBIT NO.        EXHIBIT NO.           DESCRIPTION
   -----------        -----------           -----------
     1                    23                Consent of Thacher Proffitt & Wood
                                            LLP, legal counsel for Merrill Lynch
                                            Mortgage Investors, Inc. with
                                            respect to the Merrill Lynch
                                            Mortgage Investors, Inc., Mortgage
                                            Pass-Through Certificates, Series
                                            2004-A2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:  /s/ Andrew Beal
                                             -----------------------------------
                                          Name:    Andrew Beal
                                          Title:   Managing Director

Dated: August 27, 2004

                                  EXHIBIT INDEX

  Item 601(a) of     Sequentially Exhibit     Regulation S-K          Numbered
      Number          Exhibit No.             Description             Page
  --------------     --------------------     --------------          --------
       1                    23                 Law Firms'                6
                                               Consent